UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 22, 2009

AVI BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Oregon	001-14895	93-0797222
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

3450 Monte Villa Parkway, Suite 101

Bothell, WA 98021

(Address of principal executive offices)

(425) 354-5038

Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On December 22, 2009, AVI BioPharma, Inc. (the “Company”) issued a press release announcing initial efficacy data from the ongoing Phase 1b/2 clinical trial of AVI-4658 for the systemic treatment of patients with Duchenne muscular dystrophy (DMD), a genetic muscle wasting disease caused by failure to produce dystrophin.   A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and the press release attached as Exhibit 99.1 to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Item 7.01, such Exhibit 99.1, or any of the information contained therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated December 22, 2009, entitled “Systemic Treatment With AVI-4658 Demonstrates RNA Exon Skipping and Dystrophin Protein Expression in Duchenne Muscular Dystrophy Patients”

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bothell, State of Washington, on December 23, 2009.

AVI BioPharma, Inc.

By:	/s/ Leslie Hudson, Ph.D.

Leslie Hudson, Ph.D.
President and Chief Executive Officer (Principal Operating Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated December 22, 2009, entitled “Systemic Treatment With AVI-4658 Demonstrates RNA Exon Skipping and Dystrophin Protein Expression in Duchenne Muscular Dystrophy Patients”